Exhibit 10.34

SECURITY AGREEMENT

THIS SECURITY AGREEMENT dated as of December 16, 2011 (as amended, modified, restated or supplemented from time to time, the “Security Agreement”) is by and among the parties identified as “Grantors” on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a “Grantor”, and collectively the “Grantors”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (defined below).

W I T N E S S E T H

WHEREAS, a credit facility has been established in favor of The Active Network, Inc., a Delaware corporation (the “Borrower”), pursuant to the terms of that certain Credit Agreement dated as of the date hereof (as amended, modified, supplemented or extended from time to time, the “Credit Agreement”) among the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer;

WHEREAS, this Security Agreement is required under the terms of the Credit Agreement; and

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

(a) Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

(b) The following terms shall have the meanings assigned thereto in the UCC: Accession, Account, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Manufactured Home, Payment Intangible, Proceeds, Software, Standing Timber, Supporting Obligation and Tangible Chattel Paper.

(c) As used herein, the following terms shall have the meanings set forth below:

“Administrative Agent” has the meaning provided in the introductory paragraph hereof.

“Collateral” has the meaning provided in Section 2 hereof.

“Secured Obligations” means, without duplication, (i) all Obligations and (b) all costs and expenses incurred in connection with enforcement and collection of the Obligations, including fees, charges and disbursements of counsel.

“Secured Parties” means, collectively, the Lenders and any other holder of the Secured Obligations, and “Secured Party” means any one of them.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

2. Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured

Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):

(a) all Accounts;

(b) all cash and currency;

(c) all Chattel Paper;

(d) all Commercial Tort Claims, including those identified on Schedule 2(d) attached hereto;

(e) all Copyrights;

(f) all Copyright Licenses;

(g) all Deposit Accounts;

(h) all Documents;

(i) all Equipment;

(j) all Fixtures;

(k) all General Intangibles;

(l) all Domain Names;

(m) all Goods;

(n) all Instruments;

(o) all Inventory;

(p) all Investment Property;

(q) all Letter-of-Credit Rights;

(r) all Other Intellectual Property;

(s) all Patents;

(t) all Patent Licenses;

(u) all Payment Intangibles;

(v) all Proprietary Databases;

(w) all Proprietary Software;

(x) all Software;

(y) all Supporting Obligations;

(z) all Trademarks;

(aa) all Trademark Licenses;

(bb) all Trade Secrets;

(cc) all Websites; and

(dd) to the extent not otherwise included, all Accessions and all Proceeds of any and all of the foregoing.

The Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (i) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising and (ii) is not and shall not be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

Notwithstanding anything to the contrary contained herein, the security interests granted under this Security Agreement shall not extend to, and the Collateral shall not include, any (i) Excluded Property and (ii) any General Intangible, permit, lease, license, contract or other Instrument of a Grantor if the grant of a security interest in such General Intangible, permit, lease, license, contract or other Instrument in the manner contemplated by this Security Agreement, under the terms thereof or under applicable Law, is prohibited and would result in the termination thereof or give the other parties thereto the right to terminate, accelerate or otherwise alter such Grantor’s rights, titles and interests thereunder (including upon the giving of notice or the lapse of time or both) including any “intent-to-use” application for registration of a Trademark filed in the United States Patent and Trademark Office pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. §1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act or an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; provided that (a) any prohibition or limitation described in clause (d) of the definition of Excluded Property in the Credit Agreement and in clause (ii) of this paragraph on the security interests granted hereunder shall (x) only apply to the extent that any such prohibition or limitation is not rendered ineffective pursuant to the UCC or any other applicable Law (including Debtor Relief Laws) or principles of equity and (y) not apply to Proceeds or Accounts arising from the General Intangibles, permits, leases, licenses, contracts or Instruments referenced in clause (ii) of this paragraph and (b) in the event of the termination or elimination of any such prohibition or the requirement for any consent contained in any documents relating to the property described in clause (d) of the definition of Excluded Property in the Credit Agreement or in clause (ii) of this paragraph, to the extent sufficient to permit any such item to become Collateral hereunder, or upon the granting of any such consent, or waiving or terminating any requirement for such consent, a security interest in such property shall be automatically and simultaneously granted hereunder and shall be included as Collateral hereunder.

3. Provisions Relating to Accounts.

(a) Anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such

Account. Neither the Administrative Agent nor any Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any Secured Party of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any Secured Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

(b) At any time after the occurrence and during the continuation of an Event of Default, (i) the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantors shall furnish all such assistance and information as the Administrative Agent may reasonably require in connection with such test verifications, (ii) upon the Administrative Agent’s request and at the expense of the Grantors, the Grantors shall cause independent public accountants or others satisfactory to the Administrative Agent to furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (iii) the Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts.

4. Representations and Warranties. Each Grantor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that:

(a) Legal Name.

(i) Each Grantor’s exact legal name (and for the shorter of the prior five years or since the date of its formation has been), and each Grantor’s taxpayer identification number and organization identification number are as set forth on Schedule 6.20(b) to the Credit Agreement.

(ii) Each Grantor’s state of formation is (and for the prior five years or since the date of its formation has been) as set forth on the signature pages hereto.

(iii) Other than as set forth on Schedule 6.20(c) to the Credit Agreement, no Grantor has been party to a merger, consolidation or other change in structure or used any tradename in the prior five years.

(b) Ownership. Each Grantor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.

(c) Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral of such Grantor and, when properly perfected by filing, shall constitute a valid, perfected security interest in such Collateral, to the extent such security interest can be perfected by filing under the UCC, free and clear of all Liens except for Permitted Liens.

(d) Types of Collateral. None of the Collateral consists of, or is the Accessions or the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes, or Standing Timber.

(e) Accounts. With respect to the Accounts of the Grantors reflected as accounts receivable on the consolidated balance sheet of the Borrower and its Subsidiaries most recently delivered to the Administrative Agent pursuant to the Credit Agreement, (i) each Account of the Grantors and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Grantor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Grantor to, the account debtor named therein, (iii) any Account of a Grantor evidenced by any Instrument or Chattel Paper has, to the extent requested by the Administrative Agent, been endorsed over and delivered to, or submitted to the control of, the Administrative Agent and (iv) no surety bond was required or given in connection with any Account of a Grantor or the contracts or purchase orders out of which they arose.

(f) Inventory. No Inventory of a Grantor is held by any Person other than a Grantor pursuant to consignment, sale or return, sale on approval or similar arrangement.

(g) IP Rights.

(i) Each Material IP Right of such Grantor is valid, subsisting, unexpired, enforceable and has not been abandoned as of the date hereof.

(ii) No holding, decision or judgment has been rendered by any Governmental Authority that limits in any material respect or cancels any Material IP Right.

(iii) To the knowledge of each Grantor, no action or proceeding is pending seeking to limit, in any material respect, cancel or question the validity of any Material IP Right of such Grantor, or in which a reasonably likely adverse determination could reasonably be expected to have a Material Adverse Effect.

(iv) No Grantor has made any assignment or agreement in conflict with the security interest in the IP Rights of any Grantor hereunder other than Permitted Liens or as otherwise permitted hereunder or under the Credit Agreement.

(h) Commercial Tort Claims. Such Grantor has no commercial tort claims seeking damages in excess of $100,000 other than (i) those listed on Schedule 2(d), or (ii) as to which the actions required by Section 5(k) have been taken.

5. Covenants. Each Grantor covenants that, so long as any of the Secured Obligations remains outstanding (other than contingent indemnification obligations that pursuant to the express terms of the Loan Documents survive termination of the Loan Documents) and until all of the commitments relating thereto have been terminated, such Grantor shall:

(a) Other Liens. Defend the Collateral against Liens therein other than Permitted Liens.

(b) Instruments/Tangible Chattel Paper/Documents. If any amount in excess of $100,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Tangible Chattel Paper, or if any property constituting Collateral shall be stored or shipped subject to a Document, (i) ensure that such Instrument, Tangible Chattel Paper or Document is either in the possession of such Grantor at all times or, if requested by the Administrative Agent to perfect or otherwise protect its security interest in such Collateral, is promptly delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent and (ii) ensure that any Collateral consisting of Tangible Chattel Paper is marked with a legend acceptable to the Administrative Agent indicating the Administrative Agent’s security interest in such Tangible Chattel Paper.

(c) Change in Structure, Location or Type. Not, without providing ten days prior written notice to the Administrative Agent (i) change its name or state of formation or (ii) be party to a merger, consolidation or other change in structure except as permitted by the Credit Agreement.

(d) Perfection of Security Interest. Execute and deliver to the Administrative Agent such agreements, assignments or instruments and do all such other things as the Administrative Agent may reasonably deem necessary, appropriate or convenient (i) to assure to the Administrative Agent the effectiveness, perfection and priority of its security interests in the Collateral hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Exhibit 5(d)(i) attached hereto, (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 5(d)(ii) attached hereto and (D) with regard to Trademarks registered with the United States Patent and Trademark Office and all applications for Trademarks filed with the United States Patent and Trademark Office, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit 5(d)(iii) attached hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. To that end, each Grantor authorizes the Administrative Agent to file one or more financing statements (with collateral descriptions broader, including without limitation “all assets” and/or “all assets of the debtor, whether now owned or existing or owned, acquired or arising hereafter” and/or “all personal property” collateral descriptions, and/or less specific than the description of the Collateral contained herein) disclosing the Administrative Agent’s security interest in any or all of the Collateral of such Grantor without such Grantor’s signature thereon, and further each Grantor also hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other Person whom the Administrative Agent may designate, as such Grantor’s attorney-in-fact with full power and for the limited purpose to sign in the name of such Grantor any such financing statements (including renewal statements), amendments and supplements, notices or any similar documents that in the Administrative Agent’s reasonable discretion would be necessary, appropriate or convenient in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable so long as the Secured Obligations remain unpaid (other than contingent indemnification obligations for which no claim has been made) and until the commitments relating thereto shall have been terminated. Each Grantor hereby agrees that a carbon, photographic or other reproduction of any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Grantor wherever the Administrative Agent may in its sole discretion desire to file the same. In the event for any reason the law of any jurisdiction other than New York becomes or is applicable to the Collateral of any Grantor or any part thereof, or to any of the Secured Obligations, such Grantor agrees to execute and deliver all such instruments and to do all such other things as the Administrative Agent reasonably deems necessary, appropriate or convenient to preserve, protect and enforce the security interests of the Administrative Agent under the law of such other jurisdiction (and, if a Grantor shall fail to do so promptly upon the request of the Administrative Agent, then the Administrative Agent may execute any and all such requested documents on behalf of such Grantor pursuant to the power of attorney granted hereinabove). If any Collateral with a value in excess of $250,000 is in the possession or control of a Grantor’s agents and the Administrative Agent so requests, such Grantor agrees to notify such agents in writing of the Administrative Agent’s security interest therein and, upon the Administrative Agent’s request, instruct them to hold all such Collateral for the account of the Secured Parties, subject to the Administrative Agent’s instructions.

Each Grantor agrees to mark its books and records to reflect the security interest of the Administrative Agent in the Collateral.

(e) Control. At any time that an Event of Default has occurred and is continuing, execute and deliver (and cause to be executed and delivered) all agreements, assignments, instruments or other documents as the Administrative Agent shall reasonably request for the purpose of obtaining and maintaining control within the meaning of the UCC with respect to any Collateral consisting of Deposit Accounts, Investment Property, Letter-of-Credit Rights and Electronic Chattel Paper.

(f) Collateral held by Warehouseman, Bailee, etc. If any Collateral, with a value at any one location of more than $250,000, is at any time in the possession or control of a warehouseman, bailee, agent or processor of such Grantor and is expected to remain in possession and control of such third party for more than thirty (30) consecutive days (other than co-location facilities and data centers in the ordinary course of business and locations where Collateral may be temporarily located for sales, testing or demonstration purposes), (i) notify the Administrative Agent of such possession or control, (ii) upon Administrative Agent’s written request, notify such Person of the Administrative Agent’s security interest in such Collateral, (iii) upon Administrative Agent’s written request, instruct such Person to hold all such Collateral for the Administrative Agent’s account and subject to the Administrative Agent’s instructions and (iv) use commercially reasonable efforts to obtain an acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.

(g) Treatment of Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any Person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, in each case other than as normal and customary in the ordinary course of a Grantor’s business, as deemed appropriate by such Grantor in its reasonable business judgment, or as required by law.

(h) Covenants Relating to Copyrights.

(i) With respect to any Copyright owned by a Grantor that is included in the Collateral that is a Material IP Right (A) not do any act or knowingly omit to do any act whereby such Copyright may become invalidated; (B) not do any act, or knowingly omit to do any act, whereby such Copyright is injected into the public domain; (C) notify the Administrative Agent immediately if it knows that such Copyright may become injected into the public domain or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any court or tribunal in the United States or any other country) regarding a Grantor’s ownership of any such Copyright or its validity of which such Grantor becomes aware; (D) take all necessary steps as it shall deem appropriate under the circumstances, to maintain and pursue each application (and to obtain the relevant registration) of each such Copyright owned by a Grantor and to maintain each registration of each such Copyright owned by a Grantor and included in the Collateral for which such Grantor considers, in its reasonable business judgment, registration is appropriate including, without limitation, filing of applications for renewal where necessary; and (E) promptly notify the Administrative Agent of any material infringement of any such Copyright of a Grantor of which it becomes aware and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Copyright, including, where appropriate, the bringing of suit for infringement, seeking injunctive relief and seeking to recover any and all damages for such infringement.

(ii) Not make any assignment or agreement in material conflict with the security interest in the Copyrights of each Grantor hereunder (other than in connection with a Permitted Lien or as otherwise provided in the Credit Agreement).

(i) Covenants Relating to Patents and Trademarks.

(i) With respect to any Trademark owned by a Grantor that is included in the Collateral that is a Material IP Right (A) continue to use such Trademark in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (B) maintain as in the past the quality of products and services offered under such Trademark, (C) employ such Trademark with the appropriate notice of registration, if applicable, (D) not adopt or use any mark that is confusingly similar or a colorable imitation of such Trademark unless the Administrative Agent, for the ratable benefit of the Secured Parties, shall obtain a perfected security interest in such Trademark pursuant to this Security Agreement, and (E) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any such Trademark owned by a Grantor is invalidated.

(ii) With respect to any Patent owned by a Grantor that is included in the Collateral that is a Material IP Right, not do any act, or omit to do any act, whereby any such Patent owned by a Grantor is abandoned or dedicated.

(iii) Notify the Administrative Agent promptly if it knows that any application or registration relating to any Patent or Trademark owned by a Grantor that is included in the Collateral and is a Material IP Right of such Grantor may become abandoned or dedicated, or of any materially adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) of which such Grantor becomes aware regarding a Grantor’s ownership of any Patent or Trademark that is a Material IP Right of such Grantor or its right to register the same or to keep and maintain the same.

(iv) Whenever a Grantor, either by itself or through an agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to the Administrative Agent as required by the Credit Agreement. Upon request of the Administrative Agent, a Grantor shall execute and deliver any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the security interest of the Administrative Agent and the Secured Parties in any Patent or Trademark in the Collateral and the goodwill and general intangibles of a Grantor relating thereto or represented thereby.

(v) With respect to each Patent and Trademark owned by a Grantor that is a Material IP Right, take all reasonable and necessary steps as it shall deem appropriate in the circumstances, including, without limitation, if applicable, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of each such Patent and Trademark owned by a Grantor, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

(vi) Promptly notify the Administrative Agent after it learns that any Patent or Trademark included in the Collateral that is a Material IP Right is infringed, misappropriated or diluted by a third party in any material respect and take such actions as it shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

(vii) Not make any assignment or agreement in material conflict with the security interest in the Patents or Trademarks of each Grantor hereunder (other than in connection with a Permitted Lien or as otherwise provided in the Credit Agreement).

(j) Insurance. Insure, repair and replace the Collateral of such Grantor as set forth in the Credit Agreement. All insurance proceeds with respect to the Collateral shall be subject to the security interest of the Administrative Agent hereunder.

(k) Commercial Tort Claims.

(i) Promptly notify the Administrative Agent in writing of the initiation of any Commercial Tort Claim in which damages are sought in excess of $100,000 before any Governmental Authority by or in favor of such Grantor.

(ii) Execute and deliver such statements, documents and notices and do and cause to be done all such things as the Administrative Agent may reasonably deem necessary, appropriate or convenient, or as are required by law, to create, perfect and maintain the Administrative Agent’s security interest in any such Commercial Tort Claim.

6. Advances by Administrative Agent. On failure of any Grantor to perform any of the covenants and agreements contained herein which constitutes an Event of Default and while such Event of Default continues, the Administrative Agent may, at its sole option and in its sole discretion, upon notice to the Grantors, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien (other than a Permitted Lien), expenditures made in defending against any adverse claim and all other expenditures that the Administrative Agent may make for the protection of the security hereof or that may be compelled to make by operation of Law. All such sums and amounts so expended shall be repayable by the Grantors on a joint and several basis (subject to Section 24 hereof) promptly upon timely notice thereof and demand therefor, with accompanying detail for such sums and amounts, shall constitute additional Secured Obligations and, subject to the terms of the Credit Agreement, shall bear interest from the date said amounts are expended at the Default Rate. No such performance of any covenant or agreement by the Administrative Agent on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantors of any default under the terms of this Security Agreement, the other Loan Documents or any other documents relating to the Secured Obligations. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

7. Remedies.

(a) General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Secured Obligations, or by law (including, without limitation, levy of attachment and garnishment), the rights and remedies of a secured party under the Uniform

Commercial Code of the jurisdiction applicable to the affected Collateral and, further, the Administrative Agent may, with or without judicial process or the aid and assistance of others to the extent permitted by applicable law and subject to the rights of any lessor of a Grantor, if applicable (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Grantors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Grantors to assemble and make available to the Administrative Agent at the expense of the Grantors any Collateral at any place and time designated by the Administrative Agent that is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Grantors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each of the Grantors acknowledges that any private sale referenced above may be at prices and on terms less favorable to the seller than the prices and terms that might have been obtained at a public sale and agrees that such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent’s disclaimer of warranties relating to the Collateral shall not be considered to adversely affect the commercial reasonableness of any sale. In addition to all other sums due the Administrative Agent and the Secured Parties with respect to the Secured Obligations, the Grantors shall pay the Administrative Agent and each of the Secured Parties all reasonable documented out-of-pocket costs and expenses incurred by the Administrative Agent or any such Secured Party, in enforcing its remedies hereunder including, but not limited to, reasonable attorneys’ fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of the Secured Obligations, or in the prosecution or defense of any action or proceeding by or against the Administrative Agent or the Secured Parties or the Grantors concerning any matter arising out of or connected with this Security Agreement, any Collateral or the Secured Obligations, including, without limitation, any of the foregoing arising in, arising under or related to a case under the Debtor Relief Laws. To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice is personally served on or mailed, postage prepaid, to the Borrower in accordance with the notice provisions of Section 11.02 of the Credit Agreement at least ten Business Days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Grantors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Administrative Agent and the Secured Parties may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Administrative Agent may further postpone such sale by announcement made at such time and place.

(b) Remedies relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, (i) each Grantor will promptly upon request of the Administrative Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent and (ii) the Administrative Agent shall have the right to enforce any Grantor’s rights against its customers and account debtors, and the Administrative Agent or its designee may notify (or require any Grantor to notify) any Grantor’s customers and account debtors that the Accounts of such Grantor have been assigned to the Administrative Agent or of the Administrative Agent’s security interest therein, and may (either in its own name or in the name of a Grantor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Secured Parties in the Accounts. The Administrative Agent and the Secured

Parties shall have no liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Each Grantor hereby agrees to indemnify the Administrative Agent and the Secured Parties from and against all liabilities, damages, losses, actions, claims, judgments, costs, expenses, charges and reasonable attorneys’ fees suffered or incurred by the Administrative Agent or the Secured Parties (each, an “Indemnified Party”) because of the maintenance of the foregoing arrangements except as relating to or arising out of the gross negligence or willful misconduct of an Indemnified Party or its officers, employees or agents. In the case of any investigation, litigation or other proceeding, the foregoing indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by a Grantor, its directors, shareholders or creditors or an Indemnified Party or any other Person or any other Indemnified Party is otherwise a party thereto.

(c) Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right, subject to the rights of any lessor of a Grantor, if applicable, to enter and remain upon the various premises of the Grantors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Grantors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(d) Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the Secured Parties to exercise any right, remedy or option under this Security Agreement, any other Loan Document, any other documents relating to the Secured Obligations, or as provided by law, or any delay by the Administrative Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Secured Parties shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the Secured Parties, nor any party acting as attorney for the Administrative Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the Secured Parties under this Security Agreement shall be cumulative and not exclusive of any other right or remedy that the Administrative Agent or the Secured Parties may have.

(e) Retention of Collateral. To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, after providing the notices required by Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain all or any portion of the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.

(f) Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Secured Parties are legally entitled, the Grantors shall be jointly and severally liable for the deficiency (subject to Section 24 hereof), together with interest thereon at the Default Rate, together with the costs of collection and reasonable attorneys’ fees. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Grantors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

8. Rights of the Administrative Agent.

(a) Power of Attorney. In addition to other powers of attorney contained herein, each Grantor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default:

(i) to demand, collect, settle, compromise and adjust, and give discharges and releases concerning the Collateral, all as the Administrative Agent may reasonably deem appropriate;

(ii) to commence and prosecute any actions at any court for the purposes of collecting any of the Collateral and enforcing any other right in respect thereof;

(iii) to defend, settle or compromise any action, suit or proceeding brought in connection with the Collateral and, in connection therewith, give such discharge or release as the Administrative Agent may reasonably deem appropriate;

(iv) to receive, open and dispose of mail addressed to a Grantor and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral on behalf of and in the name of such Grantor, or securing, or relating to such Collateral;

(v) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(vi) to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(vii) to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(viii) to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services that have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

(ix) to adjust and settle claims under any insurance policy relating thereto;

(x) to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may reasonably deem appropriate in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

(xi) to institute any foreclosure proceedings that the Administrative Agent may reasonably deem appropriate; and

(xii) to do and perform all such other acts and things as the Administrative Agent may reasonably deem appropriate or convenient in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable for so long as any of the Secured Obligations shall remain outstanding (other than contingent indemnification obligations that pursuant to the express terms of the Loan Documents survive termination of the Loan Documents) and until all of the commitments relating thereto shall have been terminated. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

(b) The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder and to account for all proceeds thereof, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Administrative Agent shall have no obligation to clean, repair or otherwise prepare the Collateral for sale.

9. Rights of Required Lenders. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

10. Application of Proceeds. Upon the occurrence and during the continuation of an Event of Default and in accordance with Section 9.03 of the Credit Agreement, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any of the Secured Parties in cash or its equivalent, will be applied in reduction of the Secured Obligations in the order set forth in Section 9.03 of the Credit Agreement, and each Grantor irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that the Administrative Agent shall have the continuing and exclusive right to apply and reapply any and all such payments and proceeds in the Administrative Agent’s sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

11. Continuing Agreement.

(a) This Security Agreement shall be a continuing agreement in every respect and shall remain in full force and effect so long as any of the Secured Obligations remains outstanding (other than contingent indemnification obligations that pursuant to the express terms of the Loan Documents survive termination of the Loan Documents) and until all of the commitments relating thereto have been terminated. Upon payment or other satisfaction of all Secured Obligations (other than contingent indemnification obligations that pursuant to the express terms of the Loan Documents survive termination of the Loan Documents) and termination of the commitments related thereto, this Security Agreement and the liens and security interests of the Administrative Agent hereunder shall be automatically terminated and the Administrative Agent shall, upon the request and at the expense of the Grantors, forthwith release all of its liens and security interests hereunder and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Grantors evidencing such termination and return to Grantors all Collateral in its possession. Notwithstanding the foregoing, all releases and indemnities provided hereunder shall survive termination of this Security Agreement.

(b) This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Secured Party as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements) incurred by the Administrative Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

12. Amendments and Waivers. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 11.01 of the Credit Agreement.

13. Successors in Interest. This Security Agreement shall create a continuing security interest in the Collateral and shall be binding upon each Grantor, its successors and assigns, and shall inure, together with the rights and remedies of the Administrative Agent and the Secured Parties hereunder, to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns; provided, however, none of the Grantors may assign its rights or delegate its duties hereunder without the prior written consent of the requisite Lenders under the Credit Agreement. To the fullest extent permitted by law, each Grantor hereby releases the Administrative Agent and each Secured Party, their respective successors and assigns and their respective officers, attorneys, employees and agents, from any liability for any act or omission or any error of judgment or mistake of fact or of law relating to this Security Agreement or the Collateral, except for any liability arising from the gross negligence or willful misconduct of the Administrative Agent or such holder, or their respective officers, attorneys, employees or agents.

14. Notices. All notices required or permitted to be given under this Security Agreement shall be given as provided in Section 11.02 of the Credit Agreement.

15. Counterparts. This Security Agreement may be executed in any number of counterparts, each of which where so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart.

16. Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

17. Governing Law; Submission to Jurisdiction; Venue.

(a) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE ADMINISTRATIVE AGENT AND EACH SECURED PARTY SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND

DELIVERY OF THIS SECURITY AGREEMENT, EACH GRANTOR AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH SECURED PARTY, CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH GRANTOR AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH SECURED PARTY, IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH GRANTOR AND THE ADMINISTRATIVE AGENT, ON BEHALF OF ITSELF AND EACH SECURED PARTY, WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

18. Waiver of Right to Trial by Jury.

EACH PARTY TO THIS SECURITY AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS SECURITY AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT.

19. Severability. If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

20. Entirety. This Security Agreement, the other Loan Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

21. Survival. All representations and warranties of the Grantors hereunder shall survive the execution and delivery of this Security Agreement, the other Loan Documents and the other documents relating to the Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith. Such representations and warranties shall cease to be of any force or effect when and as provided in Section 11.11 of the Credit Agreement.

22. Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Grantor), or by a guarantee, endorsement or property of any other Person, then to the extent permitted by applicable law the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence and during the continuation of any Event of Default, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the Secured Parties under this Security Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.

23. Joinder. At any time after the date of this Security Agreement, one or more additional Persons may become party hereto by executing and delivering to the Administrative Agent a Joinder Agreement. Immediately upon such execution and delivery of such Joinder Agreement (and without any further action), each such additional Person will become a party to this Security Agreement as a “Grantor” and have all of the rights and obligations of a Grantor hereunder and this Security Agreement and the schedule hereto shall be deemed amended by such Joinder Agreement.

24. Joint and Several Obligations of Grantors.

(a) Subject to subsection (c) of this Section 24, each of the Grantors is accepting joint and several liability hereunder in consideration of the financial accommodation to be provided by the Secured Parties, for the mutual benefit, directly and indirectly, of each of the Grantors and in consideration of the undertakings of each of the Grantors to accept joint and several liability for the obligations of each of them.

(b) Subject to subsection (c) of this Section 24, each of the Grantors jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Grantors with respect to the payment and performance of all of the Secured Obligations arising under this Security Agreement, the other Loan Documents and any other documents relating to the Secured Obligations, it being the intention of the parties hereto that all the Secured Obligations shall be the joint and several obligations of each of the Grantors without preferences or distinction among them.

(c) Notwithstanding any provision to the contrary contained herein, in any other of the Loan Documents or in any other documents relating to the Secured Obligations, the obligations of each Grantor under the Credit Agreement, the other Loan Documents and the other documents relating to the Secured Obligations shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

[Signature Pages Follow]

Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.

GRANTORS:	THE ACTIVE NETWORK, INC.,
a Delaware corporation

By:/s/ Matthew Landa
	Name:	Matthew Landa
	Title:	President

RTP, LLC, a Colorado limited liability company

By:/s/ Matthew Landa
	Name:	Matthew Landa
	Title:	Chief Executive Officer and President

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Ken Puro
Name: Ken Puro
Title: Vice President

SCHEDULE 2(d)

COMMERCIAL TORT CLAIMS

1.	On or about August 26, 2009, The Active Network, Inc., as successor in interest to Thriva, LLC (in such capacity, “Active”), filed a complaint against United States Military Cadet Command, Inc. d/b/a Cedar Bridge Military Academy and Steven T. Baryla (collectively, the “Defendants”), in the Superior Court of New Jersey Chancery Division: Ocean County (the “Court”). The Court Docket No. is C-203-09. The complaint alleged, among other things, fraudulent conveyance, fraud, negligent misrepresentation and breach of contract. Active requested, among other things, temporary restraints against the transfer or dissipation of assets of the Defendants and the turnover thereof, a Writ of Attachment against certain bank accounts and certain bail monies, compensatory damages in the amount of $278,354.17, interest and attorneys’ fees. An Order For Summary Judgment in the amount of $216,551.63 was entered by the Court on March 19, 2010, but to date Active has not been able to locate any recoverable assets and the Defendant Steven T. Baryla was believed to have been sentenced to six years in prison following a criminal pornography related action brought against him at about the same time Active’s case was filed

2.	Active Network v Leagueathletics.com LLC US District Court for the Southern District of California Case No. 11-CV-2543-MMA-RBB filed on or about November 1, 2011, wherein Active is seeking damages for alleged patent infringement by the Defendant.

3.	Active Network v Sports Logic, Inc., US District Court for the Southern District of California Case No. 3:11-CV-01223-LAB-NLS filed on or about June 6, 2011, wherein Active is seeking damages for alleged patent infringement by the Defendant.

EXHIBIT 5(d)(i)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of December 16, 2011 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon, the copyrights and copyright applications shown on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the copyrights, copyright licenses and copyright applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright, copyright license or copyright application.

Very truly yours,

[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

EXHIBIT 5(d)(ii)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of December 16, 2011 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon, the patents and patent applications set forth on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the patents, patent licenses and patent applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent, patent license or patent application.

Very truly yours,

[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title:

EXHIBIT 5(d)(iii)

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of December 16, 2011 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and continuing lien upon, the trademarks and trademark applications set forth on Schedule 1 attached hereto to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the trademarks, trademark licenses and trademark applications set forth on Schedule 1 attached hereto (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark, trademark license or trademark application.

Very truly yours,

[Grantor]

By:
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Name:
Title: